June 2, 2008

DREYFUS CASH MANAGEMENT
DREYFUS CASH MANAGEMENT PLUS, INC.
DREYFUS GOVERNMENT CASH MANAGEMENT
DREYFUS GOVERNMENT PRIME CASH MANAGEMENT
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
DREYFUS CALIFORNIA AMT-FREE MUNICIPAL CASH MANAGEMENT
DREYFUS NEW YORK AMT-FREE MUNICIPAL CASH MANAGEMENT
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
DREYFUS TAX EXEMPT CASH MANAGEMENT
DREYFUS TREASURY & AGENCY CASH MANAGEMENT
DREYFUS TREASURY PRIME CASH MANAGEMENT

Supplement to Combined Statement of Additional Information dated June 1, 2008

     Dreyfus New York AMT-Free Municipal Cash Management (the “NY AMT-Free Fund”) currently is not offered to investors. This Combined Statement of Additional Information, as it relates to the NY AMT-Free Fund, is to be used only in connection with the Combined Prospectus/Proxy Statement sent to shareholders of BNY Hamilton New York AMT-Free Municipal Money Fund, a series of BNY Hamilton Funds, Inc., in respect of the proposed reorganization of that fund.